Exhibit 10.4

Date:    November 15, 2004

To:      Aegis Assessments, Inc.

From:    Cogent Capital Corp.


                       SUBJECT: EQUITY OPTION TRANSACTION
                       ----------------------------------


The purpose of this communication is to set forth the terms and conditions of the Call Option transaction entered into on the Trade Date referred to below (the "Option Transaction"), between Cogent Capital Corp., a Utah corporation ("Cogent" or "we") and Aegis Assessments, Inc., a Utah corporation ("Aegis Assessments" or "you"). This communication constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

This Confirmation incorporates the definitions and provisions contained in the 2002 ISDA Equity Derivatives Definitions as published by the International Swap and Derivatives Association, Inc. (the "Equity Definitions"). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation will supplement, form a part of, and be subject to the ISDA Master Agreement dated as of November 15, 2004 between Aegis Assessments and Cogent (the "Master Agreement"). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that Master Agreement and this Confirmation, this Confirmation shall prevail for the purpose of this Equity Option Transaction. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Equity Option Transaction to which this Confirmation relates.

Cogent and Aegis Assessments each represents that entering into the Equity Transaction is authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Cogent and Aegis Assessments each represents that (i) it is not relying on the other party in connection with its decision to enter into this Option Transaction, and neither party is acting as an advisor or fiduciary of the other party in connection with this Option Transaction regardless of whether the other party provides it with market information or its views; (ii) it understands the risks of the Option Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (iii) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Option Transaction is appropriate for such party in light of its financial capabilities and objectives.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:


General Terms:

         Trade Date:               November 15, 2004

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

         Option Style:             European

         Option Type:              Call

         Seller:                   Cogent

         Buyer:                    Aegis Assessments

         Shares: Aegis Assessments, Inc. common shares ("AEGIS ASSESSMENTS") CUSIP number ____________

         Number of Options:        3,200,000

         Option Entitlement:       1 Share per Option

         Strike Price:             The "Strike Price" shall equal the average of
                                   the Relevant Prices for the Averaging Dates relating to that Expiration Date.

         Averaging Dates:          The ten trading days up to and including that
                                   Expiration Date

         Averaging Date Disruption: Modified Postponement

        Relevant Price:             For each Averaging Date, the average of the
                                    bid and ask price per Share as determined by the Calculation Agent at the Valuation Time on that Averaging Date.

         Valuation Time:            The closing time on the Exchange

         Premium:                   $1

         Premium Payment Date:      Trade Date

         Exchange:                  All Exchanges

         Related Exchange(s):       All Exchanges

         Clearance System(s):       DTC or Physical Certificate(s)

         Knock-in Event:            Applicable. The "Knock-in Event" shall occur
                                    at the time that the disbursements
                                    contemplated by Section 2 of the Escrow
                                    Agreement (as defined in the Schedule to the Master Agreement) have been completed, but only if such disbursements are completed on or before the Knock-in Determination Day.

         Knock-in Determination Day(s): November 30, 2004

Procedures for Exercise:

         Latest Exercise Time:      Notice given 12:00 noon, New York time,
                                    September 29, 2006


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

         Expiration Time:           The official closing time on the Exchange

         Expiration Date:           November 15, 2006

         Multiple Exercise:         Not  Applicable

         Automatic Exercise:        Not Applicable

         Minimum Number of Options: The Number of Options. As a result, this
                                    Option may only be exercised in whole, and not in part.

        Seller's Telephone Number and
        Telex and/or Facsimile Number and
        Contact Details for purpose of giving
        Notice:                      Telephone: 801-523-6063
                                     Facsimile:  801-576-0583

Settlement Terms:

         Physical Settlement:        Applicable. Certificates with standard Rule
                                     144 transfer restrictions may be used for good delivery.

         Settlement Currency:        USD

         Settlement Method Election: Not Applicable

         Default Settlement Method:  Physical Settlement

Adjustments:

         Method of Adjustment: Calculation Agent Adjustment

         Options Exchange: Related Exchange

Extraordinary Events:

         Consequences of Merger Events:


         Share-for-Share: Calculation Agent Adjustment


         Share-for-Other: Calculation Agent Adjustment


         Share-for-Combined: Calculation Agent Adjustment

Tender Offer:
Applicable

Consequences of Tender Offers:


         Share-for-Share: Calculation Agent Adjustment


         Share-for-Other: Calculation Agent Adjustment

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         Share-for-Combined: Calculation Agent Adjustment


Composition of Combined Consideration: Applicable

Nationalization, Insolvency or Delisting: Negotiated Close-Out

Additional Disruption Events:

     Change in Law: Applicable

     Failure to Deliver: Applicable


     Insolvency Filing: Applicable


     Determining Party: Cogent

Non-Reliance: Applicable

4. Calculation Agent: Cogent

5. Account Details:

     Account for payments to Cogent: To be provided.

     Account for payments to Aegis Assessments To be provided.

     Account for delivery of Shares to Aegis Assessments: To be provided.

6. Relationship between the parties:

          (a) Except as expressly provided herein, each party acknowledges that in connection with entering into this Transaction, it has not entered into any agreements, arrangements or understandings with the other party or any related entity of such party in relation to timing or manner of any acquisition or disposal of any Shares, the voting rights attaching to any Shares or the management of the Issuer.

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7. Governing Law: the laws of the State of New York (without reference to choice of law doctrine).

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a letter or telex substantially similar to this letter, which letter or telex sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms.

                                         Yours sincerely,

                                         Cogent Capital Corp.

                                         By: /s/Gregory L. Kofford
                                             ----------------------------
                                             Gregory L. Kofford President

Confirmed as of the date
first above written:

Aegis Assessments, Inc.

By:  /s/Eric D. Johnson
     ------------------
     Eric D. Johnson
     CEO


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